Stock Fund

Established 1965

(Closed to New Investors)

First Quarter Report

March 31, 2006

2006

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  March 31, 2006, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

03/06 SF QR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox Stock Fund had a total return of 5.3% for the first quarter of 2006, compared to a total return of 4.2% for the Standard & Poor’s 500 Index (S&P 500). Longer-term results are reported on the next page. At quarter end the Fund had net assets of $56.5 billion with a cash position of 6.9%.

In managing the Fund, we seek long-term growth (we define as being three-to-five years) of principal and income. We write these quarterly letters to explain the Fund’s past performance, illustrate our investment approach, and describe our investment strategy.

First Quarter Performance Review

For the first quarter of 2006, the broad equity market achieved its best start since 1999. The Stock Fund outperformed the S&P 500 by 1.1% over this period. The Fund’s Technology holdings returned 10%–led by Hewlett-Packard (up 15%) and Sun Microsystems (up 22%). Two Japanese holdings–Sony (up 13%) and Matsushita Electric (up 15%)–also helped, as did News Corp. (up 7%). Conversely, a number of individual holdings have underperformed year-to-date (e.g., HCA down 9%, Capital One down 7%, Dow Chemical down 7%, and St. Paul Travelers down 6%). As always, our focus is on the long-term opportunities and risks of each investment. When prices move significantly in the short term, we revisit our long-term investment thesis. If our thesis remains constant, we may add to a particular investment when its stock price is falling, or trim a position when its price is rising.

Rather than focus on these short-term price movements, we believe it is more useful to look back over much longer periods to gain perspective on where we’ve been, and to assess current opportunities.

A Look in the Rear-view Mirror

We spent much of our 1998 annual shareholder letter explaining the Fund’s worst year of performance (up 5.4%) relative to the S&P 500 (up 28.6%). Energy and Materials stocks comprised 20% of the Fund in January 1998 and their subsequent performance dragged down portfolio returns that year as “…prices for many commodities declined to 20 year lows.” We reiterated our belief that Energy and Materials stocks were attractive despite the declines in their stock prices, and built our positions up to 25% of the Fund by early 1999.

We also noted in the 1998 letter that the performance of the broad market for the year was dominated by a small number of very large,

high valuation companies that had extraordinary returns. Only 25 companies accounted for 65% of the S&P 500’s return. These 25 companies had an average return of 90% in 1998; the other 475 companies in the S&P 500 returned 11%.

Portfolio Strategy

The equity market has changed significantly since the late 1990s, with changes in the Energy and Materials sectors being one example. As energy and materials prices have risen to recent highs, other investors’ enthusiasm for stocks in these areas have increased, lifting valuations higher. In contrast, we have been trimming the Fund’s exposure to these sectors. As one of our senior associates once said, “as the price of a company’s stock changes, you change the way you speak about it as an investment.” The latest example: during the first quarter we sold the Fund’s position in Rio Tinto. Rio Tinto continues to be one of the world’s premier mining companies, but the stock’s valuation (4 times annual company sales) has risen considerably since we initiated the position in 1998, and now incorporates high expectations for future profitability. This specific change, along with others, is reflected on a portfolio level: in early 1999, 25% of the portfolio was invested in Energy and Materials stocks while at this quarter end the weighting was 14%.

Finding Opportunities in “Megacaps”

While many Energy and Materials stock valuations have risen, many of the very large companies that led the market in the late 1990s now have more reasonable valuations. Today, the largest capitalization stocks in the S&P 500 (those with market capitalizations greater than $100 billion) have valuations that are approximately 10-15% below the S&P 500’s price-to-earnings ratio. As their valuations have descended, we have begun to identify more opportunities. Examples of recent purchases or significant additions over the past eighteen months include Citigroup, Exxon Mobil, GlaxoSmithKline, Pfizer, Sanofi-Aventis, Vodafone and Wal-Mart Stores. In addition to having more reasonable valuations, these “megacaps” are multi-national entities that should benefit from growth in the developing world and from the adoption and development of new technologies to make their businesses more efficient and competitive. We highlight the following three examples to illustrate our investment approach, not because we think they are more attractive than the Fund’s other holdings:

Citigroup: Based in New York, Citigroup is the largest financial institution in the U.S. and second largest worldwide in assets ($1.2 trillion). It is one of the most diversified financial services companies by business and geographic footprint. Citigroup has recently lost its historic valuation premium due in part to a host of

1 / Dodge & Cox Stock Fund

Dodge & Cox Stock Fund / 2

legal and regulatory issues, concerns about whether the company is too big to manage, and negative operating leverage. We believe Citigroup is an attractive investment because of its relatively low valuation of 11 times earnings, its emerging market franchise, a strategic focus on being one of the largest distributors of financial products, and its large excess capital generation.

Sanofi-Aventis: Based in Paris, Sanofi-Aventis is the world’s third largest pharmaceutical company. Challenges in the pharmaceutical industry, including regulatory concerns, patent expirations and legal liability risk, have led to lower valuations for most drug companies. We believe Sanofi-Aventis is an attractive investment opportunity at a valuation of 3.3 times sales. The company has a broad product portfolio, conservative balance sheet, strong free cash flow, and a management team which has worked together for 20 years with a commitment to long-term shareholders.

Vodafone: Based in London, Vodafone is the world’s largest mobile phone service provider with over 130 million customers in over 26 countries. When the market peaked in March of 2000, Vodafone sported a staggering price-to-sales (p/s) ratio of 16 times and a market capitalization of $341 billion. Vodafone now has a more reasonable p/s ratio of 2.2 times and a market capitalization of $149 billion. Growth has slowed as the market has matured. Regulatory and technological risks for the company are real, but we believe management is taking active steps to address their challenges. The stock’s lower valuation may mean the downside risk for the investment is more limited than it once was.

In Closing

We remain optimistic about the long-term growth prospects of the U.S. and global economy, but caution that the overall equity market is not inexpensive. Future equity returns are unlikely to reach the annualized returns of the past 20 years, but we continue to believe that equity investing offers reasonable return potential over the long term.

Thank you for your continued confidence in our firm as a shareholder of the Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

May 8, 2006

Growth of $10,000 Over 10 Years

For an investment made on March 31, 1996

Average Annual Total Return

for periods ended March 31, 2006

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	15.03%	11.97%	14.48%	14.36%
S&P 500	11.75	3.97	8.96	11.43

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Fund Information	March 31, 2006

General Information

Net Asset Value Per Share	$143.81
Total Net Assets (millions)	$56,549
2005 Expense Ratio	0.52%
2005 Portfolio Turnover Rate	12%
30-Day SEC Yield(a)	1.23%
Fund Inception	1965

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 23 years.

Portfolio Characteristics	Fund	S&P 500
Number of Stocks	85	500
Median Market Capitalization (billions)	$20	$12
Weighted-Avg. Market Capitalization (billions)	$59	$91
Price-to-Earnings Ratio(b)	15.8x	15.3x
Price-to-Book Value Ratio	2.1x	2.8x
Foreign Stocks(c)	16.7%	0.0%

Ten Largest Holdings(d)	% of Fund
Hewlett-Packard Co.	3.8
Sony Corp. ADR (Japan)	3.0
Comcast Corp. Class A	2.8
Cardinal Health, Inc.	2.7
News Corp. Class A	2.7
Matsushita Electric Industrial Co., Ltd. ADR (Japan)	2.5
Union Pacific Corp.	2.5
FedEx Corp.	2.3
Pfizer, Inc.	2.3
Time Warner, Inc.	2.2

Asset Allocation

Sector Diversification	Fund	S&P 500
Consumer Discretionary	19.6%	10.3%
Financials	15.9	21.0
Health Care	15.3	13.0
Information Technology	13.5	15.4
Energy	8.9	9.8
Industrials	7.7	11.6
Materials	5.5	3.1
Consumer Staples	4.1	9.3
Utilities	1.6	3.2
Telecommunication Services	1.0	3.3

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	The Fund’s price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items. The S&P 500’s P/E ratio is calculated by Standard & Poor’s and uses an aggregated estimate of forward earnings.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

3 / Dodge & Cox Stock Fund

Portfolio of Investments (unaudited)	March 31, 2006

COMMON STOCKS: 93.1%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 19.6%
AUTOMOBILES & COMPONENTS: 0.5%
Honda Motor Co., Ltd. ADR(b) (Japan)	8,146,800	$252,224,928

CONSUMER DURABLES & APPAREL: 6.3%
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	62,940,700	1,393,507,098
Sony Corp. ADR(b) (Japan)	36,255,200	1,670,277,064
Thomson ADR(b) (France)	6,584,000	129,507,280
VF Corp.	3,457,200	196,714,680
Whirlpool Corp.(c)	1,858,957	170,038,797

		3,560,044,919
CONSUMER SERVICES: 2.2%
McDonald’s Corp.	36,718,900	1,261,661,404

MEDIA: 8.6%
Comcast Corp. Class A(a)	60,398,130	1,580,015,081
Discovery Holdings Co. Series A(a)	2,679,220	40,188,300
Interpublic Group of Companies, Inc.(a)	17,597,800	168,234,968
Liberty Media Corp. Series A(a)	33,399,600	274,210,716
News Corp. Class A	91,265,238	1,515,915,603
Time Warner, Inc.	76,800,400	1,289,478,716

		4,868,043,384
RETAILING: 2.0%
Dillard’s, Inc. Class A(c)	3,337,233	86,901,547
Federated Department Stores, Inc.	5,556,973	405,659,029
Gap, Inc.	13,344,900	249,282,732
Genuine Parts Co.(c)	8,926,300	391,239,729

		1,133,083,037

		11,075,057,672
CONSUMER STAPLES: 4.1%
FOOD & STAPLES RETAILING: 2.1%
Wal-Mart Stores, Inc.	25,638,900	1,211,181,636

FOOD, BEVERAGE & TOBACCO: 1.6%
Unilever NV(b) (Netherlands)	12,675,300	877,384,266

HOUSEHOLD & PERSONAL PRODUCTS: 0.4%
Avon Products, Inc.	7,213,600	224,847,912

		2,313,413,814
ENERGY: 8.9%
Amerada Hess Corp.	2,699,400	384,394,560
Baker Hughes, Inc.	9,687,850	662,648,940
Chevron Corp.	21,688,305	1,257,271,041
ConocoPhillips	11,452,100	723,200,115
Exxon Mobil Corp.	7,588,900	461,860,454
Occidental Petroleum Corp.	5,137,200	475,961,580
Royal Dutch Shell PLC ADR(b) (United Kingdom)	10,407,864	678,072,339
Schlumberger, Ltd.	3,160,600	400,037,142

		5,043,446,171

	SHARES	VALUE
FINANCIALS: 15.9%
BANKS: 3.6%
Golden West Financial Corp.	8,871,200	$602,354,480
Wachovia Corp.	18,149,200	1,017,262,660
Wells Fargo & Co.	6,028,000	385,008,360

		2,004,625,500
DIVERSIFIED FINANCIALS: 3.7%
Capital One Financial Corp.	11,992,500	965,636,100
CIT Group, Inc.	1,834,500	98,182,440
Citigroup, Inc.	21,959,800	1,037,161,354

		2,100,979,894
INSURANCE: 6.7%
Aegon NV(b) (Netherlands)	34,471,146	635,303,221
Chubb Corp.	5,721,050	546,017,012
Genworth Financial, Inc. Class A	8,842,000	295,588,060
Loews Corp.	7,495,800	758,574,960
MBIA, Inc.	1,761,600	105,925,008
Safeco Corp.	5,243,000	263,251,030
St. Paul Travelers Companies, Inc.	22,736,350	950,152,066
UnumProvident Corp.	11,712,700	239,876,096

		3,794,687,453
REAL ESTATE: 1.9%
Equity Office Properties Trust(c)	23,332,200	783,495,276
Equity Residential Properties Trust	6,150,200	287,767,858

		1,071,263,134

		8,971,555,981
HEALTH CARE: 15.3%
HEALTH CARE EQUIPMENT & SERVICES: 7.1%
Becton, Dickinson & Co.	4,209,350	259,211,773
Cardinal Health, Inc.	20,444,350	1,523,512,962
HCA, Inc.(c)	20,475,800	937,586,882
Health Management Associates, Inc.	4,845,400	104,515,278
Thermo Electron Corp.(a),(c)	8,906,800	330,353,212
WellPoint, Inc.(a)	11,576,200	896,345,166

		4,051,525,273
PHARMACEUTICALS & BIOTECHNOLOGY: 8.2%
Bristol-Myers Squibb Co.	12,780,150	314,519,492
GlaxoSmithKline PLC ADR(b) (United Kingdom)	13,158,300	688,310,673
Pfizer, Inc.	51,884,325	1,292,957,379
Sanofi-Aventis ADR(b) (France)	25,879,800	1,227,996,510
Schering-Plough Corp.	30,442,000	578,093,580
Wyeth	10,835,400	525,733,608

		4,627,611,242

		8,679,136,515

Dodge & Cox Stock Fund / 4

Portfolio of Investments (unaudited)	March 31, 2006

COMMON STOCKS (continued)

	SHARES	VALUE
INDUSTRIALS: 7.7%
CAPITAL GOODS: 2.4%
AB Volvo ADR(b) (Sweden)	3,349,900	$156,172,338
American Power Conversion Corp.	6,954,252	160,712,764
Masco Corp.	11,101,500	360,687,735
Tyco International, Ltd.	25,606,700	688,308,096

		1,365,880,933
COMMERCIAL SERVICES & SUPPLIES: 0.5%
Pitney Bowes, Inc.	6,793,850	291,659,981

TRANSPORTATION: 4.8%
FedEx Corp.	11,551,800	1,304,660,292
Union Pacific Corp.(c)	14,815,250	1,383,003,587

		2,687,663,879

		4,345,204,793
INFORMATION TECHNOLOGY: 13.5%
SOFTWARE & SERVICES: 3.8%
BMC Software, Inc.(a),(c)	15,440,000	334,430,400
Computer Sciences Corp.(a),(c)	12,853,900	714,034,145
Compuware Corp.(a),(c)	19,297,600	151,100,208
Electronic Data Systems Corp.(c)	34,697,300	930,928,559

		2,130,493,312
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.7%
Avaya, Inc.(a),(c)	31,552,500	356,543,250
Hewlett-Packard Co.	65,824,063	2,165,611,673
Hitachi, Ltd. ADR(b) (Japan)	4,298,800	304,398,028
Lexmark International, Inc.(a)	140,400	6,371,352
Motorola, Inc.	29,326,200	671,863,242
NCR Corp.(a)	7,401,000	309,287,790
Sun Microsystems, Inc.(a)	139,300,000	714,609,000
Xerox Corp.(a),(c)	64,118,600	974,602,720

		5,503,287,055

		7,633,780,367
MATERIALS: 5.5%
Akzo Nobel NV ADR(b),(c) (Netherlands)	12,802,723	675,343,638
Alcoa, Inc.	7,858,583	240,158,297
Dow Chemical Co.	25,979,914	1,054,784,508
Engelhard Corp.(c)	8,265,600	327,400,416
International Paper Co.	6,920,900	239,255,513
Nova Chemicals Corp.(b),(c) (Canada)	4,737,970	135,032,145
Rohm and Haas Co.	8,563,600	418,503,132

		3,090,477,649

	SHARES	VALUE
TELECOMMUNICATION SERVICES: 1.0%
Vodafone Group PLC ADR(b) (United Kingdom)	27,876,300	$582,614,670

		582,614,670
UTILITIES: 1.6%
Duke Energy Corp.	23,845,700	695,102,155
FirstEnergy Corp.	4,472,700	218,715,030

		913,817,185

TOTAL COMMON STOCKS (Cost $38,675,875,115)		52,648,504,817

SHORT-TERM INVESTMENTS: 6.9%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$283,951,085	$283,951,085
State Street Repurchase Agreement 4.05%, 4/3/06, maturity value $2,015,922,144 (collateralized by U.S. Treasury Securities, value $2,055,553,559, 0.00%-4.625%, 5/15/06-3/31/08)	2,015,242,000	2,015,242,000
U.S. Treasury Bills
4/13/06	300,000,000	299,603,625
4/20/06	250,000,000	249,447,813
4/27/06	300,000,000	299,005,500
5/11/06	350,000,000	348,284,166
5/25/06	200,000,000	198,657,500
6/1/06	200,000,000	198,471,611

TOTAL SHORT-TERM INVESTMENTS (Cost $3,892,663,300)		3,892,663,300

TOTAL INVESTMENTS (Cost $42,568,538,415)	100.0%	56,541,168,117
OTHER ASSETS LESS LIABILITIES	0.0%	7,715,807

TOTAL NET ASSETS	100.0%	$56,548,883,924

(a)	Non-income producing
(b)	Foreign security denominated in U.S. dollars
(c)	See Notes to Portfolio of Investments regarding holdings of 5% voting securities

ADR: American Depository Receipt

5 / Dodge & Cox Stock Fund

Notes to Portfolio of Investments (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At March 31, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $13,972,629,702, of which $14,206,901,500 represented appreciated securities and $234,271,798 represented depreciated securities.

Holdings of 5% voting securities. Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned at least 5% of the company’s voting securities during the three-month period ended March 31, 2006. Transactions during the period in securities of affiliated companies were as follows:

	Shares at December 31, 2005	Additions	Reductions	Shares at March 31, 2006	Dividend Income(a)		Value at March 31, 2006
Avaya, Inc.	31,552,500	—	—	31,552,500	$—	(b)	$356,543,250

Akzo Nobel NV ADR (Netherlands)	16,294,523		(3,491,800)	12,802,723	—		—	(c)

BMC Software, Inc.	15,440,000	—	—	15,440,000	—	(b)	334,430,400

Computer Sciences Corp.	12,853,900	—	—	12,853,900	—	(b)	714,034,145

Compuware Corp.	19,297,600	—	—	19,297,600	—	(b)	151,100,208

Dillard’s, Inc. Class A	5,161,600		(1,824,367)	3,337,233	138,245		—	(c)

Electronic Data Systems Corp.	34,697,300	—	—	34,697,300	1,734,865		930,928,559

Engelhard Corp.	8,265,600	—	—	8,265,600	991,872		327,400,416

Equity Office Properties Trust	23,332,200	—	—	23,332,200	7,699,626		783,495,276

Fluor Corp.	4,362,050		(4,362,050)	—	—		—	(c)

Genuine Parts Co.	8,926,300	—	—	8,926,300	3,012,626		391,239,729

HCA, Inc.	20,475,800	—	—	20,475,800	3,071,370		937,586,882

Nova Chemicals Corp. (Canada)	4,737,970	—	—	4,737,970	350,777		135,032,145

Thermo Electron Corp.	8,906,800	—	—	8,906,800	—	(b)	330,353,212

Union Pacific Corp.	14,815,250	—	—	14,815,250	4,444,575		1,383,003,587

Whirlpool Corp.	3,558,750		(1,699,793)	1,858,957	1,530,263		—	(c)

Xerox Corp.	64,118,600	—	—	64,118,600	—	(b)	974,602,720

					$22,974,219		$7,749,750,529

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period

Other. For more information regarding the Fund and its holdings, please see the Fund’s most recent prospectus and annual report.

Dodge & Cox Stock Fund / 6

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman, Dodge & Cox

John A. Gunn, President & Trustee

Chief Executive Officer & Chief Investment Officer, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Assistant Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Assistant Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

David H. Longhurst, Assistant Treasurer

Fund Administration and Accounting Senior Manager, Dodge & Cox

International

Stock Fund

Established 2001

First Quarter Report

March 31, 2006

2006

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  March 31, 2006, the end of the reporting period.  Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

03/06 ISF QR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox International Stock Fund had a total return of 9.9% for the first quarter of 2006, compared to a total return of 9.4% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE). Longer-term results are reported on the next page. At quarter end, the Fund had net assets of $18.4 billion with a cash position of 5.5%.

First Quarter Performance Review

The Fund performed well on an absolute basis and relative to the MSCI EAFE. The Fund’s investments in the Energy sector averaged a total return of 20% compared to 7% for the MSCI EAFE Energy sector. Notable performers included Norsk Hydro (up 34%) and Schlumberger (up 30%). The Fund’s investments in Japan averaged a total return of 10% compared to 7% for the MSCI EAFE Japan region. Notable performers included Shinsei Bank (up 21%), Matsushita (up 15%) and Sony (up 13%). Investments in the emerging markets were up, with holdings in Latin America particularly strong (up 20%).

In contrast, the Fund’s investments in the Materials sector hurt relative performance, returning 9% compared to 14% for the MSCI EAFE sector. The major detractors were Nova Chemicals (down 14%) and Makhteshim–Agan Industries (down 9%). The U.S. dollar generally depreciated against foreign currencies, resulting in a slight performance boost for the MSCI EAFE and the Fund.

Portfolio Construction—One Company at a Time

We think of ourselves as part-owners of a business, rather than traders of a stock. We ask ourselves: What are the risks associated with each specific investment? What is the likelihood of a permanent loss of capital over our investment horizon? For whose benefit is the company being run? What are our rights as shareholders? Is the current valuation of the company reasonable? Do the company’s products or services have a defensible position over the long term? Is it sufficiently financed to survive downturns in its industry and economy?

We then focus our attention on the opportunities associated with the investment. What are the drivers of the earnings and cash flow over the next three to five years? Does the company have opportunities to grow its business? Our team of industry analysts and the

International Investment Policy Committee seek to address these questions in the course of researching individual companies and determining their suitability for the Fund. Bottom-up, individual security selection is the most important component in constructing the portfolio. However, we are careful to spread out the risks in the portfolio by gaining exposure to a variety of industries, geographies, currencies, macroeconomic drivers and business models. The result of this approach is the current portfolio composed of 76 companies across 20 developed and developing countries.

Our portfolio construction process is not influenced by the composition of a particular benchmark. We report how the Fund has performed relative to the MSCI EAFE benchmark because we want to show how the Fund has done relative to the broad market. We use the MSCI EAFE (an index of over 1100 companies across 21 developed countries) as the Fund’s benchmark because it is a commonly used measure of international equity performance.

The purpose of the benchmark is to give a broad representation of international equity markets. As a result, larger market capitalization companies carry higher weightings in the index, irrespective of a company’s fundamentals and valuation. Therefore, the construction of the benchmark differs markedly from the construction of the Fund’s portfolio.

To illustrate this point, while we own companies that are substantial constituents of the MSCI EAFE, such as GlaxoSmithKline and Vodafone, the Fund, also owns companies that are not in the MSCI EAFE. One such company is Nexans. Nexans is a diversified cable and wire manufacturer based in France. It operates in a fiercely competitive industry that has historically been prone to over-capacity, but has a low-cost position in a commodity essential for telecommunications and power infrastructure. At the time of our initial purchase, we thought the low valuation reflected other investors’ low expectations for the company. We believe that the value of its franchise will eventually be recognized by the equity markets as demand for its products increases and pricing improves. We discuss these companies to illustrate our investment approach, not because they are more attractive than the Fund’s other holdings.

1 / Dodge & Cox International Stock Fund

Outlook

Returns from international equities have been strong for the past three years and we continue to caution shareholders that the levels of past returns are unlikely to be sustained. That said, we continue to find interesting investment opportunities and encourage shareholders to invest with a long-term horizon.

In Closing

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox International Stock Fund. As always, we welcome your comments and questions.

Sincerely,

Harry R. Hagey Chairman	Diana S. Strandberg Vice President

May 8, 2006

Growth of $10,000 Since Inception

For an investment made on April 30, 2001

Average Annual Total Return

for periods ending March 31, 2006

	1 Year	3 Years		Since Inception (5/1/01)
Dodge & Cox International Stock Fund	26.05%	42.21	%*	15.72	%*
MSCI EAFE	24.43	31.13		8.31

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

*	Expense reimbursements were paid by Dodge & Cox from the Fund’s inception through June 30, 2003 to maintain operating expenses at 0.90%. Accordingly, without the expense reimbursements, the Fund’s returns prior to June 30, 2003 would have been lower.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world’s stock markets, excluding the United States. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley®, Morgan Stanley Capital International, and EAFE® are trademarks of Morgan Stanley.

Risks of International Investing: Foreign investing, especially in developing countries,

has special risks such as currency and market volatility and political and social instability.

These and other risk considerations are

discussed in the Fund’s prospectus.

Dodge & Cox International Stock Fund / 2

Fund Information	March 31, 2006

General Information

Net Asset Value Per Share	$38.50
Total Net Assets (millions)	$18,404
2005 Expense Ratio	0.70%
2005 Portfolio Turnover Rate	7%
30-Day SEC Yield(a)	1.23%
Fund Inception Date	May 1, 2001

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 17 years.

Portfolio Characteristics	Fund	MSCI EAFE
Number of Stocks	76	1,137
Median Market Capitalization (billions)	$14	$4
Weighted-Avg. Market Capitalization (billions)	$50	$40
Price-to-Earnings Ratio(b)	16.3x	16.8x
Price-to-Book Value Ratio	2.0x	2.4x
Countries Represented	20	21
Emerging Markets (Brazil, Israel, Mexico, South Africa, South Korea, Thailand)	13.7%	0.0%

Ten Largest Holdings(c)	% of Fund
Sanofi-Aventis (France)	3.7
News Corp. Class A (United States)	3.1
Royal Bank of Scotland Group PLC (United Kingdom)	2.6
Sony Corp. (Japan)	2.6
Mitsubishi UFJ Financial Group ADR (Japan)	2.5
Matsushita Electric Industrial Co., Ltd. (Japan)	2.5
GlaxoSmithKline PLC ADR (United Kingdom)	2.5
Hitachi, Ltd. (Japan)	2.5
Vodafone Group PLC ADR (United Kingdom)	2.3
Honda Motor Co., Ltd. ADR (Japan)	2.3

Asset Allocation

Region Diversification	Fund	MSCI EAFE
Europe (excluding United Kingdom)	36.2%	43.5%
Japan	24.2	25.4
United Kingdom	12.2	23.4
Latin America	7.7	0.0
Pacific (excluding Japan)	7.4	7.7
United States	4.9	0.0
Africa	0.9	0.0
Middle East	0.7	0.0
Canada	0.3	0.0

Sector Diversification	Fund	MSCI EAFE
Financials	19.1%	29.5%
Consumer Discretionary	18.8	12.3
Information Technology	11.2	6.1
Industrials	9.1	11.0
Materials	9.0	8.4
Energy	8.4	7.9
Health Care	8.1	7.5
Consumer Staples	6.4	7.3
Telecommunication Services	3.8	5.0
Utilities	0.6	5.0

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	The Fund’s price-to-earnings (P/E) ratio is calculated using the most recent financial results and excludes extraordinary items. The MSCI EAFE’s P/E ratio is calculated by MSCI and includes negative earnings.
(c)	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

3 / Dodge & Cox International Stock Fund

Portfolio of Investments (unaudited)	March 31, 2006

COMMON STOCKS: 91.1%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 18.8%
AUTOMOBILES & COMPONENTS: 2.3%
Honda Motor Co., Ltd. ADR(b) (Japan)	13,430,800	$415,817,568

CONSUMER DURABLES & APPAREL: 10.9%
AB Electrolux Series B (Sweden)	7,483,100	214,736,194
Consorcio Ara SA de CV(c) (Mexico)	20,679,800	92,169,945
Corporacion Geo SA de CV Series B(a),(c) (Mexico)	42,105,400	160,578,409
Matsushita Electric Industrial Co., Ltd. (Japan)	20,791,000	461,924,087
Sony Corp. (Japan)	10,151,600	470,061,342
Thomson(c) (France)	13,868,792	273,784,208
Yamaha Corp.(c) (Japan)	18,851,000	333,135,769

		2,006,389,954
CONSUMER SERVICES: 0.7%
Elior(c),(d) (France)	8,265,959	134,229,113

MEDIA: 4.9%
Grupo Television SA de CV ADR(b) (Mexico)	9,712,400	193,276,760
News Corp. Class A (United States)	34,773,192	577,582,719
VNU NV (Netherlands)	4,080,334	132,667,658

		903,527,137

		3,459,963,772
CONSUMER STAPLES: 6.1%
FOOD, BEVERAGE & TOBACCO: 5.6%
Cott Corp.(a),(b) (Canada)	1,134,200	14,608,496
Fomento Economico Mexicano SA de CV ADR(b) (Mexico)	2,714,058	248,770,556
Nestle SA (Switzerland)	1,061,000	314,967,208
Tesco PLC (United Kingdom)	50,914,379	291,913,364
Tiger Brands, Ltd. (South Africa)	295,111	8,323,705
Unilever NV(b) (Netherlands)	2,183,900	151,169,558

		1,029,752,887
HOUSEHOLD & PERSONAL PRODUCTS: 0.5%
Aderans Co.(c) (Japan)	2,733,200	80,347,255
Avon Products, Inc. (United States)	550,000	17,143,500

		97,490,755

		1,127,243,642
ENERGY: 6.7%
Norsk Hydro ASA ADR(b) (Norway)	2,186,500	302,480,410
Royal Dutch Shell PLC ADR(b) (United Kingdom)	6,185,000	385,078,100
Schlumberger, Ltd. (United States)	2,450,000	310,096,500
Total SA (France)	925,500	244,165,066

		1,241,820,076
FINANCIALS: 18.3%
BANKS: 14.4%
Banco Santander Central Hispano SA (Spain)	15,920,000	232,476,354
DBS Group Holdings, Ltd. (Singapore)	41,142,000	415,022,805
Grupo Financiero Banorte SA (Mexico)	36,750,000	87,469,846
Kasikornbank PLC Foreign (Thailand)	51,743,400	91,174,866

	SHARES	VALUE
Kasikornbank PLC NVDR (Thailand)	60,787,500	$103,201,929
Kookmin Bank ADR(b) (South Korea)	1,947,900	166,584,408
Mitsubishi UFJ Financial Group ADR(b) (Japan)	30,714,400	467,166,024
Royal Bank of Scotland Group PLC (United Kingdom)	14,850,972	483,272,679
Shinsei Bank, Ltd. (Japan)	54,453,000	381,217,264
Standard Bank Group, Ltd. (South Africa)	11,096,234	152,617,086
Standard Chartered PLC (United Kingdom)	2,555,000	63,567,263

		2,643,770,524
DIVERSIFIED FINANCIALS: 1.6%
Credit Suisse Group (Switzerland)	5,295,000	297,111,380

INSURANCE: 2.3%
Aegon NV (Netherlands)	9,869,999	182,643,752
Converium Holdings AG(a),(c) (Switzerland)	8,918,646	111,170,941
Swiss Life Holding (Switzerland)	650,000	136,117,823

		429,932,516

		3,370,814,420
HEALTH CARE: 8.1%
HEALTH CARE EQUIPMENT & SERVICES: 2.0%
Fresenius Medical Care AG & Co. KGAA (Germany)	1,892,275	226,104,831
Mediceo Paltac Holdings Co., Ltd. (Japan)	8,459,700	136,850,202

		362,955,033
PHARMACEUTICALS & BIOTECHNOLOGY: 6.1%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	8,727,200	456,519,832
Sanofi-Aventis (France)	7,059,000	671,523,962

		1,128,043,794

		1,490,998,827
INDUSTRIALS: 9.1%
CAPITAL GOODS: 5.5%
AB Volvo Series B (Sweden)	8,011,600	374,941,029
CNH Global NV(b) (Netherlands)	2,108,520	54,357,646
Nexans SA(c) (France)	1,616,440	125,858,165
Sulzer AG(c) (Switzerland)	290,121	197,953,921
Toto, Ltd.(c) (Japan)	28,657,000	266,118,105

		1,019,228,866
TRANSPORTATION: 3.6%
Central Japan Railway Co. (Japan)	36,050	355,293,118
Grupo Aeroportuario del Pacifico ADR(a) (Mexico)	500,000	15,975,000
TNT NV (Netherlands)	8,300,000	287,367,075

		658,635,193

		1,677,864,059
INFORMATION TECHNOLOGY: 11.2%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.7%
Infineon Technologies AG(a) (Germany)	30,027,800	309,671,865

Dodge & Cox International Stock Fund / 4

Portfolio of Investments (unaudited)	March 31, 2006

COMMON STOCKS (continued)

	SHARES	VALUE
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.5%
Brother Industries, Ltd.(c) (Japan)	19,244,000	$210,752,048
Canon, Inc. (Japan)	1,114,700	73,776,661
Epcos AG(a),(c) (Germany)	3,728,100	49,425,782
Hitachi, Ltd. (Japan)	64,498,000	456,472,676
LG Philips LCD Co., Ltd. ADR(a),(b) (South Korea)	7,910,600	179,570,620
Nokia Oyj (Finland)	14,712,500	304,525,046
Oce NV(c) (Netherlands)	7,318,524	132,768,172
Seiko Epson Corp.(c) (Japan)	12,427,200	343,146,984

		1,750,437,989

		2,060,109,854
MATERIALS: 9.0%
Akzo Nobel NV (Netherlands)	2,141,100	113,621,514
BASF AG (Germany)	4,000,400	313,658,004
Bayer AG (Germany)	4,472,000	179,165,060
BHP Billiton, Ltd. (Australia)	3,785,078	75,872,653
Imperial Chemical Industries PLC (United Kingdom)	22,445,762	134,930,472
Lafarge SA (France)	3,241,025	367,233,817
Lanxess AG(a) (Germany)	2,844,700	106,902,267
Makhteshim-Agan Industries, Ltd.(c) (Israel)	24,096,802	125,516,283
Nova Chemicals Corp. (Canada)	1,587,900	45,263,682
Rinker Group, Ltd. (Australia)	4,172,265	59,290,457
Yara International ASA (Norway)	8,018,710	127,555,926

		1,649,010,135
TELECOMMUNICATION SERVICES: 3.8%
KT Corp. ADR(b) (South Korea)	12,725,700	271,057,410
Vodafone Group PLC ADR(b) (United Kingdom)	20,167,500	421,500,750

		692,558,160

TOTAL COMMON STOCKS (Cost $13,851,860,436)		16,770,382,945

PREFERRED STOCKS: 3.4%
CONSUMER STAPLES: 0.3%
FOOD & STAPLES RETAILING: 0.3%
Sadia SA ADR(b) (Brazil)	1,890,600	51,254,166

		51,254,166
ENERGY: 1.7%
Petroleo Brasileiro SA ADR(b) (Brazil)	3,845,700	307,079,145

		307,079,145
FINANCIALS: 0.8%
BANKS: 0.8%
Uniao de Bancos Brasileiros SA GDR(b) (Brazil)	2,016,500	149,039,515

		149,039,515

	SHARES	VALUE
UTILITIES: 0.6%
Ultrapar Participacoes SA ADR(b) (Brazil)	6,819,785	$121,119,382

		121,119,382

TOTAL PREFERRED STOCKS (Cost $311,235,483)		628,492,208

SHORT-TERM INVESTMENTS: 4.8%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$90,996,819	$90,996,819
State Street Repurchase Agreement 4.05%, 4/3/06, maturity value $790,228,612 (collateralized by U.S. Treasury Securities, value $805,761,947, 0.00%-4.625%, 7/31/06-3/31/08)	789,962,000	789,962,000

TOTAL SHORT-TERM INVESTMENTS (Cost $880,958,819)		880,958,819

TOTAL INVESTMENTS (Cost $15,044,054,738)	99.3%	18,279,833,972
OTHER ASSETS LESS LIABILITIES	0.7%	123,729,388

TOTAL NET ASSETS	100.0%	$18,403,563,360

(a)	Non-income producing
(b)	Foreign security denominated in U.S. dollars
(c)	See Notes to Portfolio of Investments regarding holdings of 5% voting securities.
(d)	Since market quotation was not readily available, a fair valuation for the security was determined in accordance with procedures approved by the Fund’s Board of Trustees.

ADR: American Depository Receipt

GDR: Global Depository Receipt

NVDR: Non Voting Depository Receipt

5 / Dodge & Cox International Stock Fund

Notes to Portfolio of Investments (unaudited)

Security valuation.    The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value. Foreign securities are converted to U.S. dollars using prevailing exchange rates.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions.    Security transactions are recorded on the trade date.

Income tax matters.    At March 31, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $3,235,779,234, of which $3,389,738,975 represented appreciated securities and $153,959,741 represented depreciated securities.

Dodge & Cox International Stock Fund / 6

Notes to Portfolio of Investments (unaudited)

Holdings of 5% voting securities.    Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned at least 5% of the company’s voting securities during the three-month period ended March 31, 2006. Transactions during the period in securities of affiliated companies were as follows:

	Shares at December 31, 2005	Additions	Reductions	Shares at March 31, 2006	Dividend Income(a)		Value at March 31, 2006
Aderans Co. (Japan)	2,733,200	—	—	2,733,200	$434,045		$80,347,255
Brother Industries, Ltd. (Japan)	19,244,000	—	—	19,244,000	1,072,452		210,752,048
Consorcio Ara SA de CV (Mexico)	20,679,800	—	—	20,679,800	—		92,169,945
Converium Holdings AG (Switzerland)	8,918,646	—	—	8,918,646	—	(b)	111,170,941
Corporacion Geo SA de CV Series B (Mexico)	42,105,400	—	—	42,105,400	—	(b)	160,578,409
Elior (France)	6,958,147	1,307,812	—	8,265,959	1,268,328		134,229,113
Epcos AG (Germany)	2,796,500	931,600	—	3,728,100	—	(b)	49,425,782
Makhteshim-Agan Industries, Ltd. (Israel)	19,300,000	4,796,802	—	24,096,802	618,467		125,516,283
Nexans SA (France)	1,616,440	—	—	1,616,440	—		125,858,165
Oce NV (Netherlands)	6,718,524	600,000	—	7,318,524	—		132,768,172
Seiko Epson Corp. (Japan)	9,254,100	3,173,100	—	12,427,200	1,573,231		343,146,984
Sulzer AG (Switzerland)	290,121	—	—	290,121	—		197,953,921
Thomson (France)	8,240,015	5,628,777	—	13,868,792	—		273,784,208
Toto, Ltd. (Japan)	15,654,000	13,003,000	—	28,657,000	1,368,883		266,118,105
Yamaha Corp. (Japan)	10,576,000	8,275,000	—	18,851,000	1,500,786		333,135,769

					$7,836,192		$2,636,955,100

(a)	Net of foreign taxes, if any (b) Non-income producing

Other.    For more information regarding the Fund and its holdings, please see the Fund’s most recent prospectus and annual report.

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman, Dodge & Cox

John A. Gunn, President & Trustee

Chief Executive Officer & Chief Investment Officer, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Assistant Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Assistant Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

David H. Longhurst, Assistant Treasurer

Fund Administration and Accounting Senior Manager, Dodge & Cox

7 / Dodge & Cox International Stock Fund

Balanced Fund

Established 1931

(Closed to New Investors)

First Quarter Report

March 31, 2006

2006

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  March 31, 2006, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

03/06 BF  QR        Printed on recycled paper

To Our Shareholders

The Dodge & Cox Balanced Fund had a total return of 3.5% for the first quarter of 2006, compared to a total return of 2.3% for the Combined Index¹ benchmark. Longer-term results are reported on the next page. At quarter end, the Fund’s net assets of $24.6 billion were invested 62.5% in stocks, 33.0% in fixed-income securities and 4.5% in cash equivalents.

In managing the Fund, we seek income, conservation of principal and an opportunity for long-term growth of principal and income. We write these quarterly letters to explain the Fund’s past performance, illustrate our investment approach, and describe our investment strategy.

First Quarter Performance Review

Equity Portfolio

The equity portion of the Fund outperformed the Standard & Poor’s 500 Index (S&P 500). The portfolio’s Technology holdings returned 10%–led by Hewlett-Packard (up 15%) and Sun Microsystems (up 22%). Two Japanese holdings–Sony (up 13%) and Matsushita (up 15%)–also helped, as did News Corp. (up 7%). Conversely, a number of individual holdings have underperformed year-to-date (e.g., HCA down 9%, Capital One down 7%, Dow Chemical down 7%, and St. Paul Travelers down 6%).

Fixed-Income Portfolio

During the first quarter, the Fund’s fixed-income portfolio maintained its value, while the LBAG Index declined by 0.7%. The portfolio’s shorter duration2 (3.3 years versus 4.6 years for the LBAG at the beginning of the quarter) helped relative performance as intermediate and long-term yields rose by 35 to 45 basis points (1 basis point equals 1/100th of 1%). Issuer-specific corporate performance also added to relative returns—in particular, the portfolio’s holdings of Ford Motor Credit (FMCC) and General Motors Acceptance Corp. (GMAC) (together comprising 5% of the fixed-income portfolio as of quarter end) posted strong returns. The largest FMCC holding returned over 7%, while the largest GMAC holding returned over 4%.

Of course, these three-month results are clearly short term and rather than focus too much on them, we believe it is more useful to look back over much longer periods to gain perspective on where we’ve been, and to provide a context for assessing current opportunities.

Equity Portfolio Strategy

The equity market has changed significantly since the late 1990s, with changes in the Energy and Materials sectors being one example. As energy and materials prices have risen to recent highs, other investors’ enthusiasm for stocks in this area has increased, lifting valuations higher. In contrast, we have been trimming the equity portfolio’s exposure to this area. As one of our senior associates once said, “as the price of a company’s stock changes, you change the way you speak about it as an investment.” The latest example: during the first quarter we sold the Fund’s position in Rio Tinto. Rio Tinto continues to be one of the world’s premier mining companies, but the stock’s valuation (4 times annual company sales) has risen considerably since we initiated the position in 1998, and now incorporates a fairly lofty view for future profitability. This specific change, along with others, is reflected on a portfolio level: in early 1999, 25% of the equity portfolio was invested in Energy and Materials stocks while at this quarter end the weighting was 15%.

While many Energy and Materials stock valuations have risen, many of the very large companies that led the market in the late-90s now have more reasonable valuations. Today, the largest capitalization stocks in the S&P 500 (those with market capitalizations greater than $100 billion) have valuations that are approximately 10-15% below the S&P 500’s price-to-earnings ratio. As their valuations have descended, we have begun to identify more opportunities. Examples of recent purchases or significant additions over the past eighteen months include Citigroup, Exxon Mobil, GlaxoSmithKline, Pfizer, Sanofi-Aventis, Vodafone and Wal-Mart Stores. In addition to having more reasonable valuations, these “megacaps” are multi-national entities that should benefit from growth in the developing world and from the adoption and development of new technologies to make their businesses more efficient and competitive.

Looking forward, we remain optimistic about the long-term growth prospects of the U.S. and global economy, but caution that the overall equity market is not inexpensive. Future equity returns are unlikely to reach the annualized returns of the past 20 years, but we continue to believe that equity investing offers reasonable return potential over the long term.

Fixed-Income Strategy

The fixed-income portion of the Fund has generated modest returns over the past three years. These results are not surprising, given the low starting yield of the fixed-income portfolio in 2003, which depressed the income component of total return. Performance has been further compromised by generally rising interest rates since 2003, which have impeded price gains.

1 / Dodge & Cox Balanced Fund

Despite the modest returns, the fixed-income portfolio has outperformed its LBAG benchmark over the past three years. The portfolio’s defensive positioning vis-à-vis interest rate risk was partly responsible, as we avoided some of the price declines associated with longer-term securities by emphasizing certain seasoned MBS and shorter-term Treasuries whose prices are less sensitive to rate increases. Additionally, strong returns from the Fund’s Corporate bonds boosted performance relative to the benchmark.

We continue to position the portfolio with a shorter duration than the LBAG and an emphasis on short to intermediate-duration securities, as we remain cautious about the absolute level of rates due to continued evidence of a solid economy and risks of higher inflation. Importantly, this defensive duration positioning is virtually costless from an income perspective in today’s flat yield curve environment. This contrasts markedly with the steep yield curve environment of 2003 and 2004, when the same positioning resulted in a significant yield disadvantage. Richer valuations for corporate and mortgage securities put a premium on careful consideration of downside risks. This is, and always has been, an integral part of our decision-making process as we seek opportunities to add to the portfolio’s yield and total return potential over longer time periods while maintaining its high average quality (Aa)3.

In the wake of three years of rising interest rates, the fixed income portfolio yields more than in 2003. Importantly, over longer time periods income is the primary contributor to total return of fixed-income portfolios. While we are concerned that interest rates could rise further (negatively impacting returns), the bond portfolio’s higher yield potentially provides a more significant income cushion than in the recent past, and leaves us more encouraged about the long-term return prospects for the fixed-income portion of the Fund.

In Closing

Thank you for your continued confidence in our firm as a shareholder of the Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

May 8, 2006

Growth of $10,000 Over 10 Years

For an investment made on March 31, 1996

Average Annual Total Return

for periods ended March 31, 2006

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	10.47%	10.27%	11.93%	12.23%
Combined Index(1)	7.93	4.73	8.23	10.13
S&P 500	11.75	3.97	8.96	11.43
Lehman Brothers Aggregate Bond Index (LBAG)	2.26	5.11	6.29	7.45

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.; Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

[1]	The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond Index (LBAG). The Fund may, however, invest up to 75% of its total assets in stocks.
[2]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.
[3]	The Fund may invest in securities rated below Aa. As of March 31, 2006, 9.9% of the Fund was rated below Aa [which includes 4.4% rated below investment grade (below Baa)].

Dodge & Cox Balanced Fund / 2

Fund Information	March 31, 2006

General Information

Net Asset Value Per Share	$83.67
Total Net Assets (millions)	$24,596
30-Day SEC Yield(a)	2.52%
2005 Expense Ratio	0.53%
2005 Portfolio Turnover Rate	18%
Fund Inception	1931

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 23 years (twelve members, 22 years average tenure for certain fixed-income decisions), and by the Fixed-Income Strategy Committee, whose nine members’ average tenure is 16 years.

Stock Portfolio (62.5% of Fund)
Number of Stocks	85
Median Market Capitalization (billions)	$20
Price-to-Earnings Ratio(b)	15.8x
Price-to-Book Value Ratio	2.1x
Foreign Stocks(c)	11.1%

Five Largest Sectors	% of Fund
Consumer Discretionary	13.2
Financials	10.9
Health Care	10.3
Information Technology	9.1
Energy	6.0

Fixed-Income Portfolio (33.0% of Fund)
Number of Fixed-Income Securities	283
Average Maturity	5.4 years
Effective Duration	3.5 years

Credit Quality(e)	% of Fund
U.S. Government & Government Agencies	22.7
Aaa	0.0(f)
Aa	0.4
A	1.3
Baa	4.2
Ba	4.1
B	0.3

Average Quality	Aa

Asset Allocation

Ten Largest Stock Holdings(d)	% of Fund
Hewlett-Packard Co.	2.6
Sony Corp. ADR (Japan)	1.9
Cardinal Health, Inc.	1.9
Comcast Corp. Class A	1.7
News Corp. Class A	1.7
Matsushita Electric Industrial Co., Ltd. ADR (Japan)	1.7
Union Pacific Corp.	1.6
McDonald’s Corp.	1.6
Pfizer, Inc.	1.5
Time Warner, Inc.	1.5

Sector Diversification	% of Fund
U.S. Treasury & Government Agency	10.4
Mortgage-Related Securities	12.3
Corporate	10.3

Five Largest Corporate Fixed-Income Issuers(d)	% of Fund
Ford Motor Credit Co.	1.0
GMAC	0.8
Time Warner, Inc. (AOL Time Warner)	0.8
Xerox Corp.	0.7
HCA, Inc.	0.7

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	The Fund’s price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.
(e)	Credit Quality Ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager determines a comparable rating, which is included in the portfolio breakdown. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.
(f)	Rounds to 0.0%.

3 / Dodge & Cox Balanced Fund

Portfolio of Investments (unaudited)	March 31, 2006

COMMON STOCKS: 62.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 13.2%
AUTOMOBILES & COMPONENTS: 0.4%
Honda Motor Co., Ltd. ADR(b) (Japan)	2,863,300	$88,647,768

CONSUMER DURABLES & APPAREL: 4.2%
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	18,348,200	406,229,148
Sony Corp. ADR(b) (Japan)	10,293,600	474,226,152
Thomson ADR(b) (France)	1,900,000	37,373,000
VF Corp.	1,051,700	59,841,730
Whirlpool Corp.	522,100	47,756,487

		1,025,426,517
CONSUMER SERVICES: 1.6%
McDonald’s Corp.	11,329,850	389,293,646

MEDIA: 5.5%
Comcast Corp. Class A(a)	16,681,716	436,393,691
Discovery Holdings Co. Series A(a)	853,478	12,802,170
Interpublic Group of Companies, Inc.(a)	5,233,500	50,032,260
Liberty Media Corp. Series A(a)	10,289,200	84,474,332
News Corp. Class A	25,007,900	415,381,219
Time Warner, Inc.	21,784,600	365,763,434

		1,364,847,106
RETAILING: 1.5%
Dillard’s, Inc. Class A	951,750	24,783,570
Federated Department Stores, Inc.	1,724,136	125,861,928
Gap, Inc.	4,352,800	81,310,304
Genuine Parts Co.	3,335,750	146,205,922

		378,161,724

		3,246,376,761
CONSUMER STAPLES: 2.7%
FOOD & STAPLES RETAILING: 1.3%
Wal-Mart Stores, Inc.	6,993,300	330,363,492

FOOD, BEVERAGE & TOBACCO: 1.1%
Unilever NV(b) (Netherlands)	3,890,400	269,293,488

HOUSEHOLD & PERSONAL PRODUCTS: 0.3%
Avon Products, Inc.	1,967,700	61,333,209

		660,990,189
ENERGY: 6.0%
Amerada Hess Corp.	777,000	110,644,800
Baker Hughes, Inc.	2,984,400	204,132,960
Chevron Corp.	6,036,802	349,953,412
ConocoPhillips	3,366,600	212,600,790
Exxon Mobil Corp.	2,207,100	134,324,106
Occidental Petroleum Corp.	1,462,500	135,500,625
Royal Dutch Shell PLC ADR(b) (United Kingdom)	3,116,127	203,015,674
Schlumberger, Ltd.	1,050,000	132,898,500

		1,483,070,867

	SHARES	VALUE
FINANCIALS: 10.9%
BANKS: 2.4%
Golden West Financial Corp.	3,025,700	$205,445,030
Wachovia Corp.	5,309,500	297,597,475
Wells Fargo & Co.	1,560,950	99,697,876

		602,740,381
DIVERSIFIED FINANCIALS: 2.5%
Capital One Financial Corp.	3,650,500	293,938,260
CIT Group, Inc.	554,800	29,692,896
Citigroup, Inc.	6,021,600	284,400,168

		608,031,324
INSURANCE: 4.7%
Aegon NV(b) (Netherlands)	9,863,363	181,781,780
Chubb Corp.	1,784,612	170,323,369
Genworth Financial, Inc. Class A	2,570,000	85,915,100
Loews Corp.	2,241,500	226,839,800
MBIA, Inc.	562,750	33,838,158
Safeco Corp.	1,800,200	90,388,042
St. Paul Travelers Companies, Inc.	6,652,900	278,024,691
UnumProvident Corp.	3,795,400	77,729,792

		1,144,840,732
REAL ESTATE: 1.3%
Equity Office Properties Trust	6,961,400	233,763,812
Equity Residential Properties Trust	1,751,900	81,971,401

		315,735,213

		2,671,347,650
HEALTH CARE: 10.3%
HEALTH CARE EQUIPMENT & SERVICES: 4.9%
Becton, Dickinson & Co.	1,317,900	81,156,282
Cardinal Health, Inc.	6,276,400	467,717,328
HCA, Inc.	5,903,800	270,335,002
Health Management Associates, Inc.	1,227,700	26,481,489
Thermo Electron Corp.(a)	3,335,850	123,726,676
WellPoint, Inc.(a)	3,273,000	253,428,390

		1,222,845,167
PHARMACEUTICALS & BIOTECHNOLOGY: 5.4%
Bristol-Myers Squibb Co.	3,539,650	87,110,787
GlaxoSmithKline PLC ADR(b) (United Kingdom)	3,875,400	202,722,174
Pfizer, Inc.	14,886,367	370,968,266
Sanofi-Aventis ADR(b) (France)	7,115,400	337,625,730
Schering-Plough Corp.	8,694,650	165,111,403
Wyeth	3,266,800	158,505,136

		1,322,043,496

		2,544,888,663
INDUSTRIALS: 5.0%
CAPITAL GOODS: 1.6%
AB Volvo ADR(b) (Sweden)	1,029,700	48,004,614
American Power Conversion Corp.	2,024,120	46,777,413

Dodge & Cox Balanced Fund / 4

Portfolio of Investments (unaudited)	March 31, 2006

COMMON STOCKS (continued)

	SHARES	VALUE
Masco Corp.	3,051,000	$99,126,990
Tyco International, Ltd.	7,041,600	189,278,208

		383,187,225
COMMERCIAL SERVICES & SUPPLIES: 0.3%
Pitney Bowes, Inc.	1,862,750	79,967,858

TRANSPORTATION: 3.1%
FedEx Corp.	3,225,250	364,259,735
Union Pacific Corp.	4,273,700	398,949,895

		763,209,630

		1,226,364,713
INFORMATION TECHNOLOGY: 9.1%
SOFTWARE & SERVICES: 2.6%
BMC Software, Inc.(a)	4,525,100	98,013,666
Computer Sciences Corp.(a)	3,916,400	217,556,020
Compuware Corp.(a)	6,938,700	54,330,021
Electronic Data Systems Corp.	10,083,700	270,545,671

		640,445,378
TECHNOLOGY, HARDWARE & EQUIPMENT: 6.5%
Avaya, Inc.(a)	9,488,250	107,217,225
Hewlett-Packard Co.	19,262,431	633,733,980
Hitachi, Ltd. ADR(b) (Japan)	1,090,000	77,182,900
Lexmark International, Inc.(a)	69,500	3,153,910
Motorola, Inc.	8,227,700	188,496,607
NCR Corp.(a)	2,231,850	93,269,011
Sun Microsystems, Inc.(a)	40,000,000	205,200,000
Xerox Corp.(a)	18,304,050	278,221,560

		1,586,475,193

		2,226,920,571
MATERIALS: 3.6%
Akzo Nobel NV ADR(b) (Netherlands)	3,527,051	186,051,940
Alcoa, Inc.	2,275,650	69,543,864
Dow Chemical Co.	6,970,259	282,992,516
Engelhard Corp.	2,354,500	93,261,745
International Paper Co.	2,372,900	82,031,153
Nova Chemicals Corp.(b) (Canada)	1,442,870	41,121,795
Rohm and Haas Co.	2,802,800	136,972,836

		891,975,849
TELECOMMUNICATION SERVICES: 0.6%
Vodafone Group PLC ADR(b) (United Kingdom)	7,300,400	152,578,360

		152,578,360
UTILITIES: 1.1%
Duke Energy Corp.	6,762,300	197,121,045
FirstEnergy Corp.	1,300,100	63,574,890

		260,695,935

TOTAL COMMON STOCKS (Cost $10,848,984,161)		15,365,209,558

FIXED-INCOME SECURITIES: 33.0%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 10.4%
U.S. TREASURY: 9.5%
U.S. Treasury Notes
2.25%, 4/30/06	$100,000,000	$99,804,700
2.375%, 8/31/06	250,000,000	247,588,000
3.50%, 11/15/06	58,500,000	58,006,377
2.875%, 11/30/06	350,000,000	345,488,150
3.125%, 1/31/07	400,000,000	394,359,200
3.375%, 2/15/08	200,000,000	194,796,800
3.75%, 5/15/08	350,000,000	342,480,600
3.625%, 7/15/09	375,000,000	361,435,500
3.375%, 9/15/09	300,000,000	286,312,500

		2,330,271,827
GOVERNMENT AGENCY: 0.9%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	4,535,762	4,991,969
Small Business Administration (504)
Series 96-20L, 6.70%, 12/1/16	3,074,558	3,157,812
Series 97-20F, 7.20%, 6/1/17	5,046,977	5,242,071
Series 97-20I, 6.90%, 9/1/17	6,216,008	6,429,328
Series 98-20D, 6.15%, 4/1/18	8,559,218	8,720,448
Series 98-20I, 6.00%, 9/1/18	3,932,074	3,994,735
Series 99-20F, 6.80%, 6/1/19	5,871,015	6,101,705
Series 00-20D, 7.47%, 4/1/20	15,894,338	16,770,976
Series 00-20E, 8.03%, 5/1/20	6,745,259	7,265,231
Series 00-20G, 7.39%, 7/1/20	10,118,389	10,701,663
Series 00-20I, 7.21%, 9/1/20	6,276,448	6,648,499
Series 01-20E, 6.34%, 5/1/21	15,058,676	15,571,765
Series 01-20G, 6.625%, 7/1/21	11,390,302	11,907,631
Series 03-20J, 4.92%, 10/1/23	23,342,865	22,603,637
Series 05-20F, 4.57%, 6/1/25	47,506,642	44,574,983
Series 05-20K, 5.36%, 11/1/25	38,326,000	37,855,790

		212,538,243

		2,542,810,070
MORTGAGE-RELATED SECURITIES: 12.3%
FEDERAL AGENCY CMO & REMIC: 1.5%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.21%, 2/15/25	1,486,697	1,538,243
Trust 1995-2C 3A, 8.793%, 6/15/25	842,918	905,519
Fannie Mae
Trust 1992-4H, 7.50%, 2/25/07	385,771	387,264
SMBS I-1, 6.50%, 4/1/09	58,345	58,418
Trust 2003-37 HA, 5.00%, 7/25/13	38,991,150	38,848,879
Trust (GN) 1994-13J, 7.00%, 6/17/22	943,333	944,485
Trust 1993-207 G, 6.15%, 4/25/23	4,924,027	4,942,221
Trust 2002-73 PM, 5.00%, 12/25/26	33,245,990	33,050,587
Trust 2002-33 A1, 7.00%, 6/25/32	7,099,917	7,315,137
Trust 2005-W4 1A2, 6.50%, 8/25/35	44,984,296	45,508,507
Trust 2001-T7 A1, 7.50%, 2/25/41	6,986,230	7,213,049
Trust 2001-T8 A1, 7.50%, 7/25/41	7,603,716	7,874,936
Trust 2001-W3 A, 7.00%, 9/25/41	2,969,506	3,038,290
Trust 2002-W6 2A1, 7.00%, 6/25/42	7,121,489	7,312,843

5 / Dodge & Cox Balanced Fund

Portfolio of Investments (unaudited)	March 31, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Fannie Mae (continued)
Trust 2002-W8 A2, 7.00%, 6/25/42	$8,015,229	$8,211,964
Trust 2003-W2 1A1, 6.50%, 7/25/42	15,462,222	15,637,112
Trust 2003-W2 1A2, 7.00%, 7/25/42	6,184,887	6,306,842
Trust 2003-W4 4A, 7.50%, 10/25/42	9,215,053	9,540,674
Trust 2004-T1 1A2, 6.50%, 1/25/44	13,464,687	13,705,997
Trust 2004-W2 5A, 7.50%, 3/25/44	36,096,610	37,633,503
Freddie Mac
Series 1236 H, 7.25%, 4/15/07	547,276	550,719
Series 1512 I, 6.50%, 5/15/08	1,763,622	1,769,354
Series 1539 PL, 6.50%, 5/15/08	733,919	734,957
Series 2100 GS, 6.50%, 12/15/13	11,585,224	11,820,679
Series 2430 UC, 6.00%, 9/15/16	20,380,246	20,554,978
Series 1078 GZ, 6.50%, 5/15/21	1,470,036	1,489,359
Series (GN) 16 PK, 7.00%, 8/25/23	17,171,339	17,528,515
Series 2550 QP, 5.00%, 3/15/26	20,846,475	20,742,018
Series T-051 1A, 6.50%, 9/25/43	762,981	776,095
Series T-59 1A1, 6.50%, 10/25/43	44,149,824	44,460,100

		370,401,244
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 10.8%
Fannie Mae, 10 Year
6.00%, 1/1/12-10/1/14	42,796,969	43,318,508
Fannie Mae, 15 Year
5.50%, 1/1/14-12/1/19	323,591,131	322,449,577
6.00%, 12/1/13-6/1/19	658,850,591	667,698,703
6.50%, 1/1/13-11/1/18	239,658,216	245,207,144
7.00%, 12/1/07-11/1/18	27,755,543	28,497,249
7.50%, 9/1/15-8/1/17	80,266,885	84,003,947
Fannie Mae, 20 Year
6.50%, 1/1/22	12,048,917	12,306,446
Fannie Mae, 30 Year
6.00%, 4/1/35-6/1/35	470,583,535	470,996,971
6.50%, 12/1/32	252,849,247	258,692,454
7.50%, 9/1/07-7/1/19	362,588	366,923
8.00%, 1/1/09	127,868	129,866
Fannie Mae Multifamily DUS
Pool 555728, 4.019%, 8/1/13	429,000	395,577
Pool 555162, 4.834%, 1/1/13	17,823,983	17,249,489
Pool 555316, 4.873%, 2/1/13	5,955,410	5,780,878
Pool 760762, 4.89%, 4/1/12	16,115,000	15,817,415
Pool 735387, 4.924%, 4/1/15	14,073,130	13,584,906
Pool 555148, 4.963%, 1/1/13	5,398,609	5,262,647
Pool 555806, 5.105%, 10/1/13	3,950,330	3,870,282
Pool 461628, 5.32%, 4/1/14	10,674,628	10,556,147
Pool 545316, 5.636%, 12/1/11	5,208,987	5,243,535
Pool 323350, 5.65%, 11/1/08	2,030,935	2,031,138
Pool 545387, 5.863%, 1/1/12	9,337,063	9,494,632
Pool 545258, 5.937%, 11/1/11	1,323,428	1,349,034
Pool 380735, 5.965%, 10/1/08	20,447,093	20,590,553
Pool 323492, 5.99%, 1/1/09	4,871,648	4,908,932
Pool 545685, 6.017%, 4/1/12	30,617,897	31,252,858
Freddie Mac, 30 Year
7.25%, 1/1/08	271	271
8.00%, 2/1/08-11/1/10	235,220	238,132

	PAR VALUE	VALUE
Freddie Mac, 30 Year (continued)
8.25%, 2/1/17	$18,652	$18,794
8.75%, 5/1/10	46,422	48,063
Freddie Mac Gold, 15 Year
5.50%, 8/1/14-1/1/17	43,417,973	43,253,934
6.00%, 10/1/13-10/1/18	207,134,495	209,601,915
6.50%, 7/1/14-9/1/18	97,843,165	99,783,065
7.00%, 5/1/08-4/1/15	4,175,237	4,248,672
7.75%, 7/25/21	1,645,004	1,731,015
Freddie Mac Gold, 30 Year
7.47%, 3/17/23	538,947	563,192
8.50%, 1/1/23	188,650	195,462
Ginnie Mae, 30 Year
7.50%, 1/15/08-10/15/25	6,864,038	7,152,106
7.97%, 4/15/20-1/15/21	3,121,700	3,314,413

		2,651,204,845
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(e)
Union Planters Mortgage Finance Corp.
7.70%, 12/25/24	5,354,866	5,518,367

		3,027,124,456
CORPORATE: 10.3%
FINANCIALS: 1.8%
BankAmerica Capital II(c) 8.00%, 12/15/26, callable 2006	17,355,000	18,291,805
BankAmerica Capital Trust VI(c) 5.625%, 3/8/35	10,000,000	9,293,830
Boston Properties, Inc.
6.25%, 1/15/13	44,290,000	45,570,690
5.625%, 4/15/15	29,500,000	28,991,066
5.00%, 6/1/15	2,890,000	2,708,730
Citicorp Capital Trust I(c) 7.933%, 2/15/27, callable 2007	12,540,000	13,257,275
Citigroup, Inc. (First Nationwide) 10.00%, 10/1/06	4,945,000	5,053,325
EOP Operating Limited Partnership(f)
8.10%, 8/1/10	10,000,000	10,860,130
7.00%, 7/15/11	29,675,000	31,223,204
6.75%, 2/15/12	19,933,000	20,776,505
5.875%, 1/15/13	41,205,000	40,987,644
4.75%, 3/15/14	15,000,000	13,813,890
JPMorgan Chase (Bank One) Capital III(c) 8.75%, 9/1/30	23,760,000	30,599,744
Safeco Corp.
4.875%, 2/1/10	15,131,000	14,771,049
7.25%, 9/1/12	13,672,000	14,826,901
St. Paul Travelers Companies, Inc.
8.125%, 4/15/10	19,885,000	21,617,143
5.00%, 3/15/13	10,250,000	9,849,491
5.50%, 12/1/15	9,160,000	8,960,239
UnumProvident Corp.
7.625%, 3/1/11	29,875,000	31,693,551
6.85%, 11/15/15(d)	10,200,000	10,369,687
7.19%, 2/1/28	8,500,000	7,999,647

Dodge & Cox Balanced Fund / 6

Portfolio of Investments (unaudited)	March 31, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
UnumProvident Corp. (continued)
6.75%, 12/15/28	$23,830,000	$22,759,056
7.375%, 6/15/32	13,665,000	13,858,770
UnumProvident Corp. (Provident Companies, Inc.) 7.25%, 3/15/28	12,130,000	12,192,967

		440,326,339
INDUSTRIALS: 8.1%
Amerada Hess Corp. 7.875%, 10/1/29	26,780,000	31,183,757
AT&T Corp.
9.05%, 11/15/11	27,972,000	30,237,984
9.75%, 11/15/31	97,500,000	116,421,142
CIGNA Corp.
7.00%, 1/15/11	14,705,000	15,528,304
6.375%, 10/15/11	17,820,000	18,435,663
7.65%, 3/1/23	9,745,000	10,778,067
7.875%, 5/15/27	12,970,000	14,999,234
8.30%, 1/15/33	9,050,000	10,794,750
Comcast Corp.
5.30%, 1/15/14	63,050,000	59,949,201
5.85%, 11/15/15	26,500,000	25,980,096
5.90%, 3/15/16	13,960,000	13,690,432
Cox Communications, Inc.
5.45%, 12/15/14	75,530,000	71,613,316
5.50%, 10/1/15	15,265,000	14,423,318
Dillard’s, Inc.
7.375%, 6/1/06	25,275,000	25,306,594
6.30%, 2/15/08	6,000,000	5,985,000
7.85%, 10/1/12	14,000,000	14,385,000
7.13%, 8/1/18	4,956,000	4,732,980
7.875%, 1/1/23	6,860,000	6,637,050
7.75%, 7/15/26	50,000	47,500
7.75%, 5/15/27	550,000	522,500
7.00%, 12/1/28	15,486,000	13,859,970
Dow Chemical Co.
4.027%, 9/30/09(d)	33,950,000	32,258,883
6.00%, 10/1/12	5,800,000	5,938,951
7.375%, 11/1/29	35,170,000	40,589,662
Electronic Data Systems Corp. 6.50%, 8/1/13	44,885,000	45,645,397
Federated Department Stores, Inc. (May Department Stores Co.)
7.625%, 8/15/13	5,900,000	6,449,862
7.45%, 10/15/16	9,300,000	10,113,769
8.50%, 6/1/19	3,339,000	3,959,096
7.875%, 3/1/30	14,335,000	16,234,058
6.90%, 1/15/32	54,484,000	56,835,094
6.70%, 7/15/34	3,650,000	3,710,126
8.125%, 8/15/35, callable 2015	12,825,000	13,727,187
7.875%, 8/15/36, callable 2016	10,440,000	11,073,155
Ford Motor Credit Co.
7.375%, 2/1/11	101,465,000	93,344,147
7.25%, 10/25/11	163,640,000	149,113,841
GMAC
7.75%, 1/19/10	27,035,000	26,359,422
6.875%, 9/15/11	173,670,000	161,874,160

	PAR VALUE	VALUE
HCA, Inc.
8.75%, 9/1/10	$27,750,000	$30,099,398
7.875%, 2/1/11	23,798,000	25,044,492
6.95%, 5/1/12	14,090,000	14,226,109
6.30%, 10/1/12	11,400,000	11,126,890
6.25%, 2/15/13	34,250,000	33,223,459
6.75%, 7/15/13	27,400,000	27,299,963
5.75%, 3/15/14	13,420,000	12,555,980
6.50%, 2/15/16	12,000,000	11,691,084
Health Net, Inc. 9.875%, 4/15/11	55,170,000	62,576,462
Hewlett-Packard Co. 5.50%, 7/1/07	21,210,000	21,207,009
International Paper Co. 5.25%, 4/1/16	10,665,000	9,843,998
Lockheed Martin Corp.
7.65%, 5/1/16	18,500,000	21,197,319
7.75%, 5/1/26	8,500,000	10,133,386
8.50%, 12/1/29	7,000,000	9,088,380
Raytheon Co. 6.75%, 8/15/07	20,476,000	20,796,511
Time Warner, Inc. (AOL Time Warner)
7.625%, 4/15/31	99,945,000	108,874,386
7.70%, 5/1/32	70,590,000	77,628,670
Wellpoint, Inc. 5.25%, 1/15/16	44,305,000	42,725,217
Wyeth
5.50%, 3/15/13	24,500,000	24,221,876
5.50%, 2/1/14	70,724,000	69,784,219
Wyeth (American Home Products) 6.95%, 3/15/11	7,950,000	8,428,701
Xerox Corp.
7.125%, 6/15/10	18,425,000	19,069,875
6.875%, 8/15/11	125,880,000	129,184,350
6.40%, 3/15/16	10,000,000	9,925,000
7.20%, 4/1/16	10,100,000	10,630,250

		2,003,321,652
TRANSPORTATION: 0.4%
Burlington Northern Santa Fe Railway
8.251%, 1/15/21	1,444,871	1,684,517
4.967%, 4/1/23	12,065,000	11,798,355
Consolidated Rail Corp.
6.76%, 5/25/15, callable 2005	4,173,701	4,328,211
CSX Transportation, Inc. 9.75%, 6/15/20	5,351,000	7,124,840
FedEx Corp. 6.72%, 1/15/22	5,591,956	5,919,365
Norfolk Southern Corp. 9.75%, 6/15/20	7,389,000	9,914,568
Union Pacific Corp.
6.125%, 1/15/12	10,220,000	10,495,020
5.375%, 5/1/14	2,935,000	2,883,470
6.33%, 1/2/20	36,400,666	37,560,756

		91,709,102

		2,535,357,093

TOTAL FIXED-INCOME SECURITIES (Cost $8,187,362,172)		8,105,291,619

7 / Dodge & Cox Balanced Fund

Portfolio of Investments (unaudited)	March 31, 2006

SHORT-TERM INVESTMENTS: 4.2%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$123,258,685	$123,258,685
State Street Repurchase Agreement 4.05%, 4/3/06, maturity value $781,433,645 (collateralized by U.S. Treasury Securities, value $796,797,290, 0.00%-4.625%, 6/22/06-2/29/08)	781,170,000	781,170,000
U.S. Treasury Bills, 4/13/06	150,000,000	149,802,250

TOTAL SHORT-TERM INVESTMENTS (Cost $1,054,230,935)		1,054,230,935

TOTAL INVESTMENTS (Cost $20,090,577,268)	99.7%	24,524,732,112
OTHER ASSETS LESS LIABILITIES	0.3%	70,883,304

TOTAL NET ASSETS	100.0%	$24,595,615,416

(a)	Non-income producing
(b)	Foreign security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2006, all such securities in total represented $42,628,570 or 0.2% of total net assets.
(e)	Rounds to 0.0%
(f)	EOP Operating LP is the operating partnership of Equity Office Properties Trust.

When two issuers are identified, the first name refers to the acquirer or successor obligor, and the second name (within the parentheses) refers to the original issuer of the instrument.

ADR: American Depository Receipt

CMO: Collateralized Mortgage Obligation

REMIC: Real Estate Mortgage Investment Conduit

Dodge & Cox Balanced Fund / 8

Notes to Portfolio of Investments (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Under certain circumstances, fixed-income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At March 31, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $4,434,154,844, of which $4,634,740,957 represented appreciated securities and $200,586,113 represented depreciated securities.

Other. For more information regarding the Fund and its holdings, please see the Fund’s most recent prospectus and annual report.

9 / Dodge & Cox Balanced Fund

THIS PAGE INTENTIONALLY LEFT BLANK

Dodge & Cox Balanced Fund / 10

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman, Dodge & Cox

John A. Gunn, President & Trustee

Chief Executive Officer, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

David H. Longhurst, Assistant Treasurer

Fund Administration and Accounting Senior Manager, Dodge & Cox

Income Fund

Established 1989

First Quarter Report

March 31, 2006

2006

Income Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2006, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

03106 IF QR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox Income Fund generated a total return of 0.1% for the first quarter of 2006, compared to a -0.6% total return for the Lehman Brothers Aggregate Bond Index (LBAG). Longer-term results are reported on the next page. At quarter end, the Fund’s net assets were $10.0 billion with a cash position of 2.3%.

First Quarter Performance Review

The Fund produced a small positive return as price declines associated with rising rates neutralized the income earned during the quarter. Nevertheless, the Fund outperformed the LBAG by 0.7%. The Fund’s shorter effective duration1 (3.5 years versus 4.6 years for the LBAG at the beginning of the quarter) added to relative returns as intermediate and long-term yields rose by 35 – 45 basis points (1 basis point equals 1/100th of 1%). Issuer-specific corporate performance added to relative returns; in particular, the Fund’s holdings of Ford Motor Credit (FMCC) and General Motors Acceptance Corp. (GMAC) (together comprising 5.0% of the Fund as of quarter end) posted strong returns. The largest FMCC holding returned over 7%, while the largest GMAC holding returned over 4%. The Fund’s overweighting of the Corporate sector added to relative returns, given the outperformance of the sector versus comparable-duration Treasuries. In addition, the Fund’s specific Mortgage-Backed Securities (MBS) holdings outperformed comparable short-to-intermediate duration alternatives.

First Quarter Market Commentary

Strong U.S. economic growth and signals of accelerating inflation drove U.S. yields higher during the quarter. First quarter (annualized) GDP growth is expected to top 4%, fueled by continued consumer and business spending and a labor market which has added roughly 200,000 jobs per month in 2006. The slightly softer housing market has not materially dampened U.S. growth to date; despite retreating from record 2005 levels, housing activity remains healthy. The Federal Reserve met twice and raised the Federal Funds rate each time by 0.25% (the 14th and 15th such consecutive increases) to 4.75%, the highest level since early 2001. New Fed Chairman Ben Bernanke has indicated that future changes will be increasingly data-dependent.

Though core (excluding food and energy) inflation has hovered around 2.1% for the past year, other inflationary news has been less sanguine: oil prices have remained above $50 for nearly a year (and recently hit record highs of over $70), other commodity prices have risen significantly since 2001, labor costs have continued to rise, and productivity growth (a key factor in keeping inflation contained) has moderated.

The Corporate sector (as measured by the Lehman Corporate Index) generated a total return of -1.2% but outperformed comparable-duration Treasuries by 0.4%. The Mortgage sector (as measured by the Lehman MBS Index) posted a quarterly return of -0.1% but outperformed comparable-duration Treasuries by 0.4%, the highest margin of outperformance since the fourth quarter of 2004, primarily due to a significant narrowing of yield premiums.

Fund Strategy

During the quarter, we selectively added to several Corporate holdings and we added one new issuer, WellPoint (rated Baa1), by purchasing a 0.5% initial holding. Corporate bonds comprised 30.9% of the Fund at quarter end. Within the MBS sector, we added approximately 5% to the Fund’s holdings of seasoned 30-year 6% and 6.5% pass-through securities early in the quarter at attractive valuations. As of quarter end, the Fund’s MBS weighting was 36.3%.

The Fund has generated modest returns (just over 3% annualized) over the past three years. These results are not surprising, given the low starting yield of the portfolio in 2003 (just over 3% at June 30, 2003), which depressed the income component of total return. Performance has been further compromised by generally rising interest rates since 2003, which have impeded price gains.

Despite the modest returns, the Fund has outperformed its LBAG benchmark by 0.5% annually over the past three years. The portfolio’s defensive positioning vis-à-vis interest rate risk was partly responsible, as we avoided some of the price declines associated with longer-term securities by emphasizing certain seasoned MBS and shorter-term Treasuries whose prices are less sensitive to rate increases. Additionally, strong returns from the Fund’s Corporate bonds boosted performance relative to the benchmark.

We continue to position the Fund with a shorter duration than the LBAG and an emphasis on short and intermediate-duration securities, as we remain cautious about the absolute level of rates due to continued evidence of a solid economy and risks of higher inflation. Importantly, this defensive duration positioning is virtually costless from an income perspective in today’s flat yield curve environment. This contrasts markedly with the steep yield curve environment of 2003 and 2004, when the same positioning resulted in a significant yield disadvantage. Richer valuations for corporate and mortgage securities put a premium on careful consideration of downside risks. This is, and always has been, an integral part of our decision-making process as we seek opportunities to add to the portfolio’s yield and total return potential over longer time periods while maintaining its high average quality (Aa)2.

1 / Dodge & Cox Income Fund

In the wake of three years of rising interest rates, the Fund now yields 5.3%. While not high by longer-term historical measures, this is considerably higher than prevailing levels in 2003 and 2004. Importantly, over longer time periods income is the primary contributor to total return of fixed-income portfolios. While we are concerned that interest rates could rise further (negatively impacting returns), the Fund’s higher yield potentially provides a more significant income cushion than in the recent past, and leaves us more encouraged about the long-term return prospects for the Fund.

Update on Ford Motor Credit and GMAC

The Fund’s auto finance company holdings, Ford Motor Credit Co. (FMCC) and General Motors Acceptance Corp. (GMAC), continue to be volatile as the market absorbs a seemingly endless flow of news from and about their auto manufacturing parents. Notable items reported during the first quarter included weak 2005 results and major restructuring plans from both auto companies’ North American segments; rating agency downgrades of Ford, FMCC, and GM; a landmark labor attrition agreement between GM, Delphi, and the UAW; accounting restatements from GM; and rumors of an impending sale of a majority stake in GMAC (substantiated subsequent to quarter end). Although we continue to closely monitor events as they unfold, our thesis for investing in FMCC’s and GMAC’s debt securities remains unchanged. Based on our analysis, we believe these finance companies’ high quality asset base, reasonable liquidity, and ample cashflow, combined with their securities’ current valuations, provide attractive investment opportunities.

In Closing

Thank you for your continued confidence in our firm as a shareholder of the Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	Dana M. Emery, Vice President

May 8, 2006

Growth of $10,000 Over 10 Years

For an investment made on March 31, 1996

Average Annual Total Return

for periods ended March 31, 2006

	1 Year	5 Years	10 Years
Dodge & Cox Income Fund	2.54%	5.70%	6.58%
Lehman Brothers Aggregate Bond Index (LBAG)	2.26	5.11	6.29

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade fixed-income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.

[1]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.
[2]	The Fund may invest in securities rated below Aa. As of March 31, 2006, 29.5% of the Fund was rated below Aa [which includes 12.9% rated below investment grade (below Baa)].

Dodge & Cox Income Fund / 2

Fund Information	March 31, 2006

General Information

Net Asset Value Per Share	$12.40
Total Net Assets (millions)	$10,004
30-Day SEC Yield(a)	5.25%
2005 Expense Ratio	0.44%
2005 Portfolio Turnover Rate	24%
Fund Inception	1989

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Fixed-Income Strategy Committee, whose nine members’ average tenure at Dodge & Cox is 16 years, and by the Investment Policy Committee, whose twelve members’ (for fixed-income decisions) average tenure at Dodge & Cox is 22 years.

Portfolio Characteristics	Fund	LBAG
Number of Fixed-Income Securities	334	6,610
Average Maturity (years)	5.7	7.1
Effective Duration (years)	3.7	4.7

Five Largest Corporate Issuers(c)	% of Fund
Ford Motor Credit Co.	2.9
Time Warner, Inc. (AOL Time Warner)	2.2
GMAC	2.1
Xerox Corp.	2.0
HCA, Inc.	2.0

Credit Quality	Fund(d)	LBAG(e)
U.S. Government & Government Agencies	66.5%	71.4%
Aaa	0.6	7.4
Aa	1.1	5.1
A	3.9	8.4
Baa	12.7	7.7
Ba	12.0	0.0
B	0.9	0.0
Cash Equivalents	2.3	0.0

Average Quality	Aa	AA+

Asset Allocation

Sector Diversification	Fund	LBAG
U.S. Treasury & Government Agency	30.4%	36.4%
Mortgage-Related Securities	36.3	35.0
Asset-Backed Securities/CMBS(b)	0.1	5.3
Corporate	30.9	19.4
Non-Corporate Yankee	0.0	3.9
Cash Equivalents	2.3	0.0

Maturity Diversification	Fund	LBAG
0-1 Years to Maturity	6.4%	0.0%
1-5	63.2	42.6
5-10	20.6	45.2
10-15	1.4	3.4
15-20	0.2	2.6
20-25	3.8	3.5
25 and Over	4.4	2.7

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	CMBS refers to commercial mortgage-backed securities, which are a component of the LBAG but not held by the Fund.
(c)	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.
(d)	Credit Quality Ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager determines a comparable rating, which is included in the portfolio breakdown. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.
(e)	Credit quality ratings are from Lehman Brothers and reference Moody’s, Standard & Poor’s and Fitch ratings.

3 / Dodge & Cox Income Fund

Portfolio of Investments (unaudited) March 31, 2006

FIXED-INCOME SECURITIES: 97.7%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 30.4%
U.S. TREASURY: 27.6%
U.S. Treasury Notes
4.625%, 5/15/06	$385,000,000	$384,939,940
6.625%, 5/15/07	315,000,000	320,906,250
3.00%, 11/15/07	475,000,000	461,380,800
3.125%, 10/15/08	125,000,000	119,970,750
3.25%, 1/15/09	400,000,000	383,718,800
3.625%, 7/15/09	435,000,000	419,265,180
3.375%, 9/15/09	275,000,000	262,453,125
3.50%, 11/15/09	425,000,000	406,406,250

		2,759,041,095
GOVERNMENT AGENCY: 2.8%
Small Business Administration (504)
Series 91-20K, 8.25%, 11/1/11	613,383	639,199
Series 92-20B, 8.10%, 2/1/12	348,047	362,871
Series 92-20C, 8.20%, 3/1/12	1,055,193	1,102,586
Series 92-20D, 8.20%, 4/1/12	713,256	743,954
Series 92-20G, 7.60%, 7/1/12	1,233,344	1,278,318
Series 92-20H, 7.40%, 8/1/12	916,931	948,120
Series 92-20I, 7.05%, 9/1/12	1,064,062	1,094,921
Series 92-20J, 7.00%, 10/1/12	1,687,003	1,732,278
Series 92-20K, 7.55%, 11/1/12	1,874,751	1,941,693
Series 92-20L, 7.45%, 12/1/12	924,038	956,171
Series 93-20B, 7.00%, 2/1/13	1,154,580	1,187,600
Series 93-20C, 6.50%, 3/1/13	3,528,574	3,601,439
Series 93-20D, 6.75%, 4/1/13	1,513,685	1,549,374
Series 93-20E, 6.55%, 5/1/13	4,768,880	4,867,606
Series 93-20F, 6.65%, 6/1/13	1,789,975	1,830,472
Series 93-20L, 6.30%, 12/1/13	2,939,753	2,989,794
Series 94-20L, 6.50%, 1/1/14	2,817,085	2,875,250
Series 94-20D, 7.70%, 4/1/14	1,026,179	1,059,553
Series 94-20E, 7.75%, 5/1/14	2,648,196	2,754,238
Series 94-20F, 7.60%, 6/1/14	1,782,558	1,850,979
Series 94-20G, 8.00%, 7/1/14	1,107,706	1,157,761
Series 94-20H, 7.95%, 8/1/14	1,231,730	1,287,335
Series 94-20I, 7.85%, 9/1/14	1,597,641	1,668,367
Series 94-20K, 8.65%, 11/1/14	1,173,320	1,235,860
Series 94-20L, 8.40%, 12/1/14	1,150,187	1,208,554
Series 95-20A, 8.50%, 1/1/15	420,025	442,317
Series 95-20C, 8.10%, 3/1/15	897,741	941,460
Series 97-20E, 7.30%, 5/1/17	1,993,005	2,072,574
Series 97-20J, 6.55%, 10/1/17	2,630,255	2,699,995
Series 98-20C, 6.35%, 3/1/18	10,203,963	10,444,886
Series 98-20H, 6.15%, 8/1/18	3,625,499	3,696,745
Series 98-20L, 5.80%, 12/1/18	2,199,427	2,223,322
Series 99-20C, 6.30%, 3/1/19	2,475,338	2,537,709
Series 99-20G, 7.00%, 7/1/19	5,899,535	6,166,069
Series 99-20I, 7.30%, 9/1/19	1,929,120	2,034,633
Series 01-20G, 6.625%, 7/1/21	13,419,300	14,028,783
Series 01-20L, 5.78%, 12/1/21	33,598,644	34,054,524
Series 02-20L, 5.10%, 12/1/22	7,988,388	7,833,641
Series 04-20L, 4.87%, 12/1/24	8,767,161	8,417,797

	PAR VALUE	VALUE
Small Business Administration (continued)
Series 05-20B, 4.625%, 2/1/25	$11,343,034	$10,698,454
Series 05-20C, 4.95%, 3/1/25	7,697,146	7,491,928
Series 05-20E, 4.84%, 5/1/25	22,579,964	21,600,915
Series 05-20G, 4.75%, 7/1/25	19,613,096	18,624,132
Series 05-20I, 4.76%, 9/1/25	23,051,788	21,877,784
Series 06-20A, 5.21%, 1/1/26	22,492,000	21,984,850
Series 06-20B, 5.35%, 2/1/26	6,430,000	6,340,588
Series 06 20C, 5.57%, 3/1/26	33,230,000	33,224,085

		281,361,484

		3,040,402,579
MORTGAGE-RELATED SECURITIES: 36.3%
FEDERAL AGENCY CMO & REMIC: 4.9%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	539,957	570,999
Trust 1997-2Z, 7.50%, 6/15/27	43,042,010	44,872,122
Trust 1998-1 1A, 8.152%, 10/15/27	1,550,832	1,625,915
Fannie Mae
Trust 1994-28 H, 6.25%, 3/25/23	24,440	24,357
Trust 1994-72 J, 6.00%, 6/25/23	9,000,000	9,046,279
Trust 1998-58 PX, 6.50%, 9/25/28	3,929,937	4,019,018
Trust 1998-58 PC, 6.50%, 10/25/28	21,899,831	22,397,827
Trust 2002-33 A1, 7.00%, 6/25/32	7,714,282	7,948,125
Trust 2001-T4 A1, 7.50%, 7/25/41	6,536,152	6,763,801
Trust 2001-T10 A1, 7.00%, 12/25/41	10,992,319	11,283,064
Trust 2002-90 A1, 6.50%, 6/25/42	14,573,658	14,748,726
Trust 2002-W6 2A1, 7.00%, 6/25/42	12,569,998	12,907,752
Trust 2002-W8 A2, 7.00%, 6/25/42	6,445,534	6,603,741
Trust 2003-W2 1A2, 7.00%, 7/25/42	39,981,068	40,769,423
Trust 2003-W4 3A, 7.00%, 10/25/42	11,810,205	12,091,184
Trust 2003-07 A1, 6.50%, 12/25/42	16,809,170	17,065,737
Trust 2003-W1 1A1, 6.50%, 12/25/42	24,829,680	25,146,273
Trust 2003-W1 2A, 7.50%, 12/25/42	11,504,049	11,910,865
Trust 2004-W2 5A, 7.50%, 3/25/44	57,074,137	59,504,194
Trust 2004-W8 3A, 7.50%, 6/25/44	30,919,650	32,203,691
Trust 2005-W1 1A3, 7.00%, 10/25/44	29,367,381	29,919,532
Trust 2001-79 BA, 7.00%, 3/25/45	3,643,560	3,717,371
Trust 2006-W1 1A1, 6.50%, 12/25/45	3,830,233	3,903,390
Trust 2006-W1 1A2, 7.00%, 12/25/45	25,394,229	26,274,901
Trust 2006-W1 1A3, 7.50%, 12/25/45	405,938	425,537
Trust 2006-W1 1A4, 8.00%, 12/25/45	30,009,907	31,799,698
Freddie Mac
Series 1565 G, 6.00%, 8/15/08	2,562,745	2,572,130
Series 1601 PJ, 6.00%, 10/15/08	12,053,468	12,098,514
Series (GN) 37 I, 6.00%, 6/17/22	2,953,193	2,952,093
Series 2439 LG, 6.00%, 9/15/30	14,839,258	14,930,623
Series T-48 1A, 7.063%, 7/25/33	11,182,819	11,427,589
Ginnie Mae
7.25%, 7/16/28	5,018,280	5,105,717

		486,630,188

Dodge & Cox Income Fund / 4

Portfolio of Investments (unaudited) March 31, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 31.2%
Fannie Mae, 10 Year
5.88%, 9/1/12	$25,637,638	$26,138,850
Fannie Mae, 15 Year
5.50%, 9/1/14 - 12/1/18	378,736,237	377,026,515
6.00%, 4/1/13 - 12/1/19	731,558,323	741,679,360
6.50%, 11/1/12 - 11/1/18	260,315,567	266,512,165
7.00%, 7/1/08 - 12/1/11	2,771,197	2,829,484
7.50%, 11/1/14 - 8/1/17	28,233,703	29,525,410
8.00%, 8/1/10	60,759	61,448
Fannie Mae, 20 Year
6.50%, 4/1/19 - 10/1/24	83,681,189	85,840,601
Fannie Mae, 30 Year
6.00%, 2/1/34 - 7/1/35	747,999,895	748,622,672
6.50%, 12/1/32	230,252,734	235,573,748
7.00%, 4/1/32	5,183,540	5,344,837
7.50%, 9/1/07	185,505	186,778
8.00%, 1/1/12 - 8/1/22	283,059	291,436
Fannie Mae Multifamily DUS
Pool 760744, 4.75%, 3/1/15	13,570,000	12,924,885
Pool 555162, 4.834%, 1/1/13	17,442,041	16,879,857
Pool 555191, 4.843%, 2/1/13	19,632,233	19,002,860
Pool 555172, 5.588%, 12/1/12	4,085,775	4,106,253
Pool 545685, 6.017%, 4/1/12	29,166,234	29,771,090
Pool 545708, 6.056%, 5/1/12	2,570,802	2,634,727
Pool 545209, 6.125%, 10/1/11	44,044,532	45,194,754
Pool 545059, 6.226%, 5/1/11	22,940,661	23,594,076
Pool 323822, 6.511%, 7/1/09	6,256,875	6,406,609
Pool 160329, 7.15%, 10/1/15	6,172,753	6,618,830
Freddie Mac, 30 Year
6.00%, 2/15/30	1,777,147	1,776,001
7.25%, 1/1/08	351	351
7.50%, 10/1/08	5,586	5,627
8.00%, 1/1/08 - 8/1/09	29,588	29,786
8.25%, 5/1/09	138	138
Freddie Mac Gold, 15 Year
5.50%, 11/1/13 - 11/1/18	88,530,869	88,092,553
6.00%, 4/1/13 - 2/1/19	176,365,674	178,513,543
6.50%, 2/1/11 - 9/1/18	98,656,857	100,758,745
7.00%, 11/1/08 - 3/1/12	2,471,654	2,539,507
Freddie Mac Gold, 20 Year
6.50%, 7/1/21 - 4/1/22	6,152,381	6,304,317
Freddie Mac Gold, 30 Year
6.50%, 5/1/17	11,703,050	11,954,232
7.00%, 4/1/31	30,037,247	30,998,645
7.90%, 2/17/21	3,477,615	3,669,782
Ginnie Mae, 15 Year
7.00%, 4/15/09	898,131	913,403
Ginnie Mae, 30 Year
7.00%, 5/15/28	2,776,097	2,893,292
7.50%, 9/15/17 - 5/15/25	9,441,173	9,867,431
7.80%, 6/15/20 - 1/15/21	2,494,934	2,578,525

		3,127,663,123

	PAR VALUE	VALUE
PRIVATE LABEL CMO & REMIC SECURITIES: 0.2%
GSMPS Mortgage Loan Trust, Series 2004-4 1A4 8.50%, 6/25/34(b)	$18,449,006	$19,331,123

		3,633,624,434
ASSET-BACKED SECURITIES: 0.1%
PRIVATE LABEL CMO & REMIC SECURITIES: 0.1%
CA Infrastructure and Econ. Dev. Bank Special Purpose Trust PGE-1 Rate Reduction Ctf. 1997-1 A-7 6.42%, 9/25/08	2,028,256	2,036,899
CA Infrastructure and Econ. Dev. Bank Special Purpose Trust SCE-1 Rate Reduction Ctf. 1997-1 A-6 6.38%, 9/25/08	2,000,513	2,009,799

		4,046,698
CORPORATE: 30.9%
FINANCIALS: 5.2%
BankAmerica Capital II(a) 8.00%, 12/15/26, callable 2006	14,250,000	15,019,201
BankAmerica Capital Trust VI(a) 5.625%, 3/8/35	21,450,000	19,935,265
Boston Properties, Inc.
6.25%, 1/15/13	50,036,000	51,482,841
5.625%, 4/15/15	34,195,000	33,605,068
5.00%, 6/1/15	8,650,000	8,107,446
Citicorp Capital Trust I(a) 7.933%, 2/15/27, callable 2007	6,375,000	6,739,644
Citicorp Capital Trust II(a) 8.015%, 2/15/27, callable 2007	10,300,000	10,900,078
Citigroup, Inc. (First Nationwide) 10.00%, 10/1/06	4,065,000	4,154,048
EOP Operating Limited Partnership(c)
7.00%, 7/15/11	33,470,000	35,216,197
5.875%, 1/15/13	37,700,000	37,501,133
4.75%, 3/15/14	83,475,000	76,874,298
JPMorgan Chase (Bank One) Capital III(a) 8.75%, 9/1/30	19,130,000	24,636,915
Safeco Corp.
4.875%, 2/1/10	15,115,000	14,755,429
7.25%, 9/1/12	17,873,000	19,382,768
St. Paul Travelers Companies, Inc.
8.125%, 4/15/10	21,425,000	23,291,289
5.00%, 3/15/13	16,295,000	15,658,289
5.50%, 12/1/15	11,135,000	10,892,168
UnumProvident Corp.
7.625%, 3/1/11	40,405,000	42,864,533
6.85%, 11/15/15(b)	11,700,000	11,894,641
7.19%, 2/1/28	11,640,000	10,954,811
7.375%, 6/15/32	29,670,000	30,090,721
UnumProvident Corp. (Provident Companies, Inc.) 7.25%, 3/15/28	19,835,000	19,937,963

		523,894,746

5 / Dodge & Cox Income Fund

Portfolio of Investments (unaudited) March 31, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
INDUSTRIALS: 24.5%
Amerada Hess Corp. 7.875%, 10/1/29	$33,870,000	$39,439,651
AT&T Corp.
9.05%, 11/15/11	37,705,000	40,759,444
9.75%, 11/15/31	113,325,000	135,317,189
CIGNA Corp.
7.00%, 1/15/11	13,565,000	14,324,477
6.375%, 10/15/11	28,650,000	29,639,829
7.65%, 3/1/23	3,330,000	3,683,013
7.875%, 5/15/27	27,615,000	31,935,532
8.30%, 1/15/33	4,925,000	5,874,491
Comcast Corp.
5.30%, 1/15/14	74,525,000	70,859,860
5.85%, 11/15/15	24,700,000	24,215,411
5.90%, 3/15/16	28,525,000	27,974,182
Cox Communications, Inc. 5.45%, 12/15/14	104,495,000	99,076,307
Dillard’s, Inc.
7.375%, 6/1/06	4,875,000	4,881,094
6.625%, 11/15/08	4,985,000	4,997,463
7.13%, 8/1/18	23,715,000	22,647,825
7.75%, 7/15/26	21,075,000	20,021,250
7.75%, 5/15/27	12,373,000	11,754,350
7.00%, 12/1/28	28,825,000	25,798,375
Dow Chemical Co.
4.027%, 9/30/09(b)	54,087,000	51,392,818
6.00%, 10/1/12	9,600,000	9,829,987
7.375%, 11/1/29	29,514,000	34,062,078
Electronic Data Systems Corp. 6.50%, 8/1/13	60,340,000	61,362,220
Federated Department Stores, Inc. (May Department Stores Co.)
7.625%, 8/15/13	7,105,000	7,767,165
7.60%, 6/1/25	13,500,000	14,798,444
6.70%, 9/15/28	12,950,000	13,009,207
8.75%, 5/15/29	39,997,000	49,287,663
7.875%, 3/1/30	34,645,000	39,234,666
6.90%, 1/15/32	15,465,000	16,132,346
6.70%, 7/15/34	3,635,000	3,694,879
7.875%, 8/15/36, callable 2016	7,825,000	8,299,563
Ford Motor Credit Co.
5.80%, 1/12/09	30,250,000	27,626,024
7.375%, 10/28/09	10,100,000	9,495,343
7.375%, 2/1/11	61,365,000	56,453,591
7.25%, 10/25/11	217,580,000	198,265,641
General Electric Co. 5.00%, 2/1/13	34,994,000	34,038,699
GMAC 6.875%, 9/15/11	227,230,000	211,796,311
HCA, Inc.
8.75%, 9/1/10	54,595,000	59,217,176
7.875%, 2/1/11	33,675,000	35,438,829
6.25%, 2/15/13	30,230,000	29,323,946
6.75%, 7/15/13	28,883,000	28,777,548
5.75%, 3/15/14	28,675,000	26,828,817
6.50%, 2/15/16	19,690,000	19,183,120

	PAR VALUE	VALUE
Health Net, Inc. 9.875%, 4/15/11	$63,523,000	$72,050,836
Hewlett-Packard Co. 5.50%, 7/1/07	35,945,000	35,939,932
International Paper Co. 5.25%, 4/1/16	21,725,000	20,052,588
Lockheed Martin Corp.
7.65%, 5/1/16	15,025,000	17,215,660
8.50%, 12/1/29	16,684,000	21,661,505
Raytheon Co.
6.75%, 8/15/07	6,756,000	6,861,752
6.55%, 3/15/10	10,150,000	10,523,297
7.20%, 8/15/27	4,905,000	5,539,167
Time Warner, Inc. (AOL Time Warner)
7.625%, 4/15/31	113,798,000	123,965,055
7.70%, 5/1/32	87,359,000	96,069,741
Wellpoint, Inc.
5.00%, 12/15/14	14,225,000	13,567,293
5.25%, 1/15/16	38,740,000	37,358,648
Wyeth
5.50%, 3/15/13	10,070,000	9,955,685
5.50%, 2/1/14	110,215,000	108,750,463
Wyeth (American Home Products) 6.95%, 3/15/11	8,155,000	8,646,045
Xerox Corp.
9.75%, 1/15/09	40,850,000	44,679,688
7.125%, 6/15/10	77,640,000	80,357,400
6.875%, 8/15/11	43,550,000	44,693,188
6.40%, 3/15/16	12,950,000	12,852,875
7.20%, 4/1/16	20,896,000	21,993,040

		2,451,249,682
TRANSPORTATION: 1.2%
Burlington Northern Santa Fe Railway
4.30%, 7/1/13	6,283,000	5,823,977
7.57%, 1/2/21	11,945,760	13,358,944
CSX Transportation, Inc. 9.75%, 6/15/20	10,072,000	13,410,838
FedEx Corp. 6.72%, 1/15/22	7,988,508	8,456,235
Norfolk Southern Corp. 9.75%, 6/15/20	13,908,000	18,661,768
Union Pacific Corp.
6.50%, 4/15/12	8,725,000	9,116,369
5.375%, 5/1/14	10,886,000	10,694,874
6.85%, 1/2/19	7,570,951	8,074,419
6.70%, 2/23/19	12,515,007	13,223,731
7.60%, 1/2/20	1,347,506	1,519,475
4.698%, 1/2/24	6,273,458	5,852,383
5.082%, 1/2/29	9,723,630	9,230,625

		117,423,638

		3,092,568,066

TOTAL FIXED-INCOME SECURITIES (Cost $9,882,046,483)		9,770,641,777

Dodge & Cox Income Fund / 6

Portfolio of Investments (unaudited) March 31, 2006

SHORT-TERM INVESTMENTS: 1.6%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$50,103,351	$50,103,351
State Street Repurchase Agreement 4.05%, 4/3/06, maturity value $110,807,385 (collateralized by U.S. Treasury Securities, value $112,989,694, 4.625%, 3/31/08)	110,770,000	110,770,000

TOTAL SHORT-TERM INVESTMENTS (Cost $160,873,351)		160,873,351

TOTAL INVESTMENTS (Cost $10,042,919,834)	99.3%	9,931,515,128
OTHER ASSETS LESS LIABILITIES	0.7%	72,670,873

TOTAL NET ASSETS	100.0%	$10,004,186,001

(a)	Cumulative preferred security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2006, all such securities in total represented $82,618,582 or 0.8% of total net assets.
(c)	EOP Operating LP is the operating partnership of Equity Office Properties Trust.

When two issuers are identified, the first name refers to the acquirer or successor obligor, and the second name (within the parentheses) refers to the original issuer of the instrument.

CMO: Collateralized Mortgage Obligation

REMIC: Real Estate Mortgage Investment Conduit

7 / Dodge & Cox Income Fund

Notes to Portfolio of Investments (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Under certain circumstances, fixed-income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At March 31, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized depreciation aggregated $111,404,706, of which $81,806,805 represented appreciated securities and $193,211,511 represented depreciated securities.

Other. For more information regarding the Fund and its holdings, please see the Fund’s most recent prospectus and annual report.

Dodge & Cox Income Fund / 8

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9 / Dodge & Cox Income Fund

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Dodge & Cox Income Fund / 10

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman, Dodge & Cox

John A. Gunn, President & Trustee

Chief Executive Officer, Dodge & Cox

Kenneth E. Olivier, Vice President and Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

David H. Longhurst, Assistant Treasurer

Fund Administration and Accounting Senior Manager, Dodge & Cox